SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement

[ ] Definitive proxy statement

[x] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           THE EUROPE FUND, INC.
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               (Name of Registrant as Specified in Its Charter)


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                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[x] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
     6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transactions applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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(4)      Proposed maximum aggregate value of transaction:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

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(2)      Form, schedule or registration statement no.:

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(3)      Filing party:

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(4)      Date filed:

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                           THE EUROPE FUND, INC.

          We recently mailed to you proxy material relating to the January 23, 1996 Special Meeting of The Europe Fund, Inc. (the "Fund"), in which you were asked to consider whether to amend and restate the Fund's charter to convert the Fund from a closed-end investment company to an open-end investment company. This proposal was made based upon a requirement in the Fund's original charter to submit such a proposal to stockholders for consideration by January 31, 1996 if certain circumstances occurred.

          As you may recall, the Board has determined that it is in the long-term best interests of stockholders of the Fund for the Fund to remain a closed-end investment company and recommends that stockholders vote against the Proposal. In reaching this decision, the Board considered the Fund's past performance, its investment strategy, the current and historic level of the discount of the Fund's shares relative to net asset value, the views of research analysts and stockholders and the advantages and disadvantages between open-end and closed-end investment companies.

          At the January 23, 1996 Special Meeting, the Fund did not have a sufficient number of shares present in person or by proxy to establish a quorum. Accordingly, the Special Meeting was adjourned. The Special Meeting is scheduled to be reconvened on February 27, 1996 at 10:00 p.m. at the Waldorf-Astoria, 301 Park Avenue, New York, New York.

          To date, your executed proxy has not been received. As the owner of shares on the record date, only you can vote those shares. Please take a few minutes to execute and return your proxy in the enclosed postage paid business reply envelope.

          Thank you for your cooperation.



                             THE EUROPE FUND, INC.
                                   P R O X Y
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS -- JANUARY 23, 1996

     The undersigned, revoking previous proxies, hereby appoints Anthony M. Solomon, Steven W. Golann and James M. Donald, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of common stock of The Europe Fund, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders of The Europe Fund, Inc. to be held at The Waldorf-Astoria Hotel, 301 Park Avenue, 4th Floor, New York, New York, on January 23, 1996 at 10:00 A.M., New York City time, and at any and all adjournments thereof.


                          (Continued on reverse side)


Please mark boxes or X in blue or black ink. Unless otherwise specified in the squares provided, the undersigned's vote will be cast AGAINST the Proposal.

AMENDMENT AND RESTATEMENT OF THE CHARTER TO CONVERT THE FUND FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY:

         FOR +2[ ]-2   AGAINST +2[ ]-2   ABSTAIN +2[ ]-2

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL

                                                 Please mark, date and sign as
                                                 your name appears and return
                                                 in the enclosed envelope. If
                                                 acting as executor,
                                                 administrator, trustee,
                                                 guardian, etc., you should so
                                                 indicate when signing. If the
                                                 signer is a corporation,
                                                 please sign the full
                                                 corporate name, by duly
                                                 authorized officer. If shares
                                                 are held jointly, each
                                                 stockholder named should
                                                 sign.

                                                 The undersigned hereby
                                                 acknowledges receipt of a
                                                 copy of the accompanying
                                                 notice of meeting and proxy
                                                 statement and hereby revokes
                                                 any proxy or proxies
                                                 heretofore given.

                                                 ____________________________
                                                           Signature

                                                 ____________________________
                                                           Signature


                                                Date __________________, 199_


 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE - NO POSTAGE IS REQUIRED